UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2017

Huntsman Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-32427	42-1648585
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Huntsman International LLC

(Exact name of registrant as specified in its charter)

Delaware	333-85141	87-0630358
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

10003 Woodloch Forest Drive
The Woodlands, Texas	77380
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(281) 719-6000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 — Entry into a Material Definitive Agreement.

On June 15, 2017, Huntsman International LLC (“HI”), a wholly-owned subsidiary of Huntsman Corporation, entered into the Seventeenth Amendment to Credit Agreement (the “Amendment”) with JPMorgan Chase Bank, N.A., as administrative agent, and the other lenders party thereto (the “Lenders”).

Among other things, the Amendment provides for: (i) permission to enter into certain transactions in connection with the anticipated initial public offering (the “IPO”) of Venator Materials PLC, a public limited company organized under the laws of England and Wales  (“Venator”) and wholly-owned subsidiary of HI formed for the purpose of holding  the Pigments and Additives business (such transactions, the “Venator IPO Transactions”); and (ii) permission to consummate the previously announced merger of Huntsman Corporation with a wholly owned subsidiary of Clariant Ltd., a Swiss corporation (“Clariant”), pursuant to the Agreement and Plan of Merger, dated as of May 21, 2017, by and among Clariant, HurricaneCyclone Corporation, a Delaware corporation and wholly owned subsidiary of Clariant, and Huntsman Corporation.

In connection with the Venator IPO Transactions, the Amendment, among other things: (i) allows for the incurrence of certain indebtedness of Venator to be held in escrow pending the effectiveness of the IPO; (ii) permits the internal restructuring of the Pigments and Additives assets, including assets of Venator in the United States to a non-guarantor restricted subsidiary; (iii) upon occurrence of the IPO, provides for the designation of Venator and its subsidiaries as unrestricted subsidiaries; and (iv) requires a mandatory repayment of $450 million of existing term loan indebtedness within 30 days of the occurrence of the IPO.

The foregoing does not constitute a complete summary of the terms of the Amendment.  The description of the terms of the Amendment is qualified in its entirety by reference to such agreement, attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.03 — Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 is incorporated herein by reference.

Item 9.01 — Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description
10.1

Seventeenth Amendment to Credit Agreement, dated as of June 15, 2017, among Huntsman International LLC, the lenders from time to time party thereto, and JPMorgan Chase Bank, N.A., as administrative agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTSMAN CORPORATION HUNTSMAN INTERNATIONAL LLC

/s/ BRANDON M. GRAY
Brandon M. Gray
Vice President and Treasurer

Dated: June 19, 2017

INDEX TO EXHIBITS

Exhibit Number	Description

10.1

Seventeenth Amendment to Credit Agreement, dated as of June 15, 2017, among Huntsman International LLC, the lenders from time to time party thereto, and JPMorgan Chase Bank, N.A., as administrative agent.